Fees Summary	Aug. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 50,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	7,655.00
Total Offset Amount	0.00
Net Fee	$ 7,655.00